Exhibit 10.3

MORTGAGE NOTE

$ [●]	New York, New York

May 18, 2026

THIS MORTGAGE NOTE (as amended, restated, replaced, supplemented, split, severed or otherwise modified from time to time, this “Note”) is hereto made by [●], a Delaware limited liability company, as maker, having its principal place of business at c/o Innovative Industrial Properties, 11440 West Bernardo Court, Suite 100, San Diego, California 92127 (“Borrower”), and given to AMALGAMATED BANK, a bank organized under the laws of the State of New York, as lender, having an address at 275 Seventh Avenue, 14th Floor, New York, New York 10001 (together with its successors and/or assigns, “Lender”).

FOR VALUE RECEIVED Borrower, hereby unconditionally promises to pay to the order of Lender, at Lender’s address set forth above or at such other place as the holder hereof may from time to time designate in writing, the principal sum of [●] ($[●]), or so much thereof as is advanced pursuant to that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and the Loan Agreement.

ARTICLE 1.      PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rate and at the times specified in the Loan Agreement. The outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2.      DEFAULT AND ACCELERATION

The Debt shall, without notice become immediately due and payable, at the option of Lender, upon the occurrence of any Event of Default.

ARTICLE 3.      LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4.      SAVINGS CLAUSE

Notwithstanding anything contained herein to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

ARTICLE 5.      NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6.      WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment, of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term “Borrower” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not thereby be released from any liability. Nothing in this paragraph shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company, as applicable, which may be set forth in the Loan Agreement or any other Loan Document. If Borrower consists of more than one Person, the obligations and liabilities of each Person shall be joint and several.

ARTICLE 7.      TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8.      GOVERNING LAW

This Note was negotiated in the State of New York, and made by Borrower and accepted by Lender in the State of New York, and the proceeds of this Note were disbursed from the State of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state (without regard to principles of conflicts of law) and any applicable law of the United States of America. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Note and this Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

ARTICLE 9.      NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

[NO FURTHER TEXT ON THIS PAGE; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

IIP-PA 6 LLC,
a Delaware limited liability company

By:	IIP Operating Partnership, LP,
a Delaware limited partnership,
its sole member

	By:	Innovative Industrial Properties, Inc.,
a Maryland corporation,
its general partner

		By:	/s/ David Smith
Name: David Smith
Title: CFO

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
County of _____________________	)

On ______________, 2026, before me, ____________________________, a Notary Public, personally appeared DAVID SMITH, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

(Signature of Notary Public)